UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2010

Retirement Strategies Portfolios
Retirement Strategy 2010 Portfolio
Retirement Strategy 2015 Portfolio
Retirement Strategy 2020 Portfolio
Retirement Strategy 2030 Portfolio
Retirement Strategy 2040 Portfolio
Retirement Strategy 2050 Portfolio

Goldman Sachs Retirement Strategies Portfolios

■	GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

■	GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	4
Portfolio Management Discussion and Performance Summaries	7
Schedules of Investments	28
Financial Statements	34
Notes to Financial Statements	41
Financial Highlights	54
Report of Independent Registered Public Accounting Firm	66
Other Information	67

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Principal Investment Strategies and Risks

The Retirement Strategies Portfolios are expected to invest all of their assets in a combination of affiliated underlying equity and fixed income funds (“Underlying Funds”). Because the Portfolios are subject to the Underlying Fund expenses as well as their own expenses, the cost of this type of investment may be higher than a mutual fund that only invests in stocks and bonds. The risk factors to which the Portfolios are subject are proportionate to the amount of assets they allocate to each Underlying Fund. As the Portfolios are further away from their target date, the Portfolios will have a higher allocation to equity investments and will therefore have greater risk exposure to those risks associated with equity investments. As the Portfolios approach (and pass) their individual target date, their asset allocations will shift so that they invest a greater percentage of their assets in underlying fixed income funds. The Portfolios will then be more susceptible to the risks associated with fixed income investments.

Some of the risk factors associated with many of the underlying equity funds include the volatility of U.S. and non-U.S. equity investments, including Real Estate Investment Trusts (REITs)*; the illiquidity associated with investments in small-capitalization companies; and the political, economic and currency risks of non-U.S. securities, which are particularly significant with respect to equities of issuers located in emerging markets. Some of the risk factors associated with many of the underlying fixed income funds include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the credit risk and volatility of high yield bonds; the volatility of investments in commodities; the political, economic and currency risks of non-U.S. securities, which are particularly significant with respect to issuers located in emerging markets; and financial risks associated with derivative investments.

Each Portfolio employs an asset allocation strategy designed for investors planning to retire in approximately the calendar year designated in the Portfolio’s name (target date). Approximately five years after a Portfolio’s target date, the Portfolio expects that it will become part of another mutual fund managed by the Investment Adviser, the Goldman Sachs Income Strategies Portfolio, which has a current target allocation of approximately 60% of total assets in fixed income and 40% of total assets in equity. The principal value of a Portfolio is not guaranteed at any time and a Portfolio may experience losses, including near, at, or after the target date. There is no guarantee that a Portfolio will provide adequate income at and through retirement.

*	A REIT is a corporation or trust that uses the pooled capital of many investors to purchase and manage income property. REITs are traded on major exchanges just like stocks. Source: InvestorWords.com

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

What Differentiates Goldman Sachs’
Approach to Retirement Strategies?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale.

EACH GOLDMAN SACHS
RETIREMENT STRATEGY
PORTFOLIO DELIVERS:

 ■ Comprehensive investment strategies that will automatically adjust over time based on the number of years that remain until the target date

 ■ Automatic diversification and risk management benefits

 ■ Forward-looking, quarterly tactical reallocation

 ■ Simplicity and efficiency

 ■ Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 110 professionals with significant academic and practitioner experience.

 ■ Goldman Sachs’ Portfolio Management Teams offer expert management of the underlying Goldman Sachs mutual funds in which each Retirement Strategy Portfolio (each, a “Portfolio”) invests. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team
Each Retirement Strategy Portfolio represents a diversified global portfolio on the efficient frontier. Aimed at helping investors reach their retirement goals, each Portfolio is designed to invest within a specified equity and fixed income range, becoming more conservative as the Portfolio reaches its target date. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team
For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each Portfolio, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Mutual Fund Portfolio Management Teams
Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

Enhancements Made to Proprietary Quantitative Model during the
One-Year Period Ended August 31, 2010

To construct the Retirement Strategies Portfolios (the “Portfolios”), the Quantitative Investment Strategies (“QIS”) Team makes active decisions based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, in order to benefit from changing conditions in global capital markets, the QIS Team shifts assets away from the existing allocation (i.e., tilting the Portfolios’ positions in certain asset classes and countries from their strategic, long-term weights). During the annual period ended August 31, 2010, the QIS Team added allocations to fundamental equity funds — the Goldman Sachs Large Cap Value Fund and the Goldman Sachs Strategic Growth Fund. The QIS Team believes these two funds will allow it to leverage insights across fundamental and quantitative investment methodologies and further diversify the Retirement Portfolios’ active risk. In addition, at the end of the first quarter of 2010, the QIS Team added the Goldman Sachs Absolute Return Tracker Fund as an Underlying Fund. The QIS Team believes the Goldman Sachs Absolute Return Tracker Fund will help reduce the Retirement Portfolios’ overall volatility, improve their risk efficiency and provide greater diversification.

MARKET REVIEW

Goldman Sachs Retirement Strategies Portfolios

Market Review

Investor sentiment shifted from optimism about a global recovery to economic uncertainty during the twelve months ended August 31, 2010 (the “Reporting Period”).

The global stock and bond markets moved higher during the first half of the Reporting Period driven by optimism about economic recovery in the U.S. and around the world. In the United States, the Gross Domestic Product (“GDP”) advanced in both the third and fourth calendar quarters of 2009. Credit markets continued to display improved liquidity, while interest rates remained at low levels. Also in the U.S., the Federal Reserve (the “Fed”) began to scale back the support programs it had established to enhance liquidity in the credit markets and raised the discount rate, i.e. the rate the Fed charges to banks for short-term loans. Meanwhile, a falling U.S. dollar boosted commodity stocks and the stocks of companies doing a majority of their business outside the United States.

In late April, investor sentiment turned sharply negative, as concerns over Europe’s sovereign debt issues intensified. The U.S. economy continued its recovery, but growth momentum appeared to be stalling as the boost from fiscal stimulus and inventory restocking began to fade. The Fed suggested that “financial conditions have become less supportive of economic growth,” while first quarter GDP was revised down slightly to 2.7% from 3.0%. Consumer confidence fell sharply, and private sector payroll growth was weaker than expected. Fears that Chinese demand, and therefore global demand, might be slowing also soured market sentiment. Investors increasingly focused on the potential impact of a growing government appetite for regulation and mounting evidence that the global economic recovery might be losing steam.

As investors’ risk aversion heightened, U.S. and international equity markets dropped sharply, breaking a four-quarter winning streak. First-quarter gains were erased by the end of June 2010. For the Reporting Period as a whole, however, most major equity indices remained in positive territory. The U.S. equity market, as represented by the S&P 500 Index, posted a return of 4.91% for the Reporting Period. The emerging equity markets, represented by the MSCI Emerging Markets Index, rose 18.02%. However, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (net of withholding) (“MSCI EAFE Index (Net)”), representing non-U.S. equity markets, declined 2.34%.

MARKET REVIEW

From a capitalization perspective within the U.S. equity market, mid-cap companies performed best, followed by small-cap companies and then large-cap companies. Within the large-cap and small-cap segments of the U.S. equity market, growth stocks modestly outpaced value stocks. However, within mid-cap companies, value stocks edged out growth stocks. All comparisons are based on Russell Investments’ indices.

In the fixed income markets, interest rates declined amid a broad flight to quality, an increase in global risk premiums, and higher demand for U.S. Treasuries as a safe haven. The Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged) was up 7.80% for the Reporting Period. The Barclays Capital U.S. High Yield Bond Index (2% Cap), up 21.40%, significantly outperformed the Barclays Capital Aggregate Bond Index, which was up 9.18%.

Regional and Sector Preferences

Equities

■	Regional — The QIS team moderated its bullish views on equities versus fixed income during the Reporting Period but continued to favor equities because of their inexpensive long-term valuations and strong growth prospects. The QIS team preferred international equities relative to U.S. equities until the beginning of 2010 when supportive macroeconomic conditions and strong momentum in U.S. stocks led to a shift in preference for U.S. equities over international equities. Near the end of the Reporting Period, the QIS team became neutral on domestic equities versus international equities. The QIS team was bullish on emerging market equities over developed market equities because of their high compensation for risk and strong momentum compared to the stocks of developed nations. However, as emerging equity markets began to appear slightly expensive relative to developed markets, the QIS team moderated its views.

The QIS Team implemented its country-level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as two of the Portfolios’ Underlying Funds.

MARKET REVIEW

■	Style and Size — Among U.S. equities, the Portfolios were overweight U.S. value stocks because they appeared relatively inexpensive compared to U.S. growth stocks. Similarly, the Portfolios maintained an overweight to small-cap equities relative to large-cap equities because they seemed relatively inexpensive. However, during the final months of the Reporting Period, the QIS Team slightly reduced the small-cap equity overweight as a result of weak momentum.

Fixed Income

The QIS Team preferred international fixed income over U.S. fixed income because of that segment’s relatively less expensive valuations, growing progressively more bullish as a result of supportive macroeconomic conditions and strong short-term momentum abroad. Within U.S. fixed income, the QIS Team favored U.S. high yield bonds versus investment-grade bonds because of strong short-term momentum and a supportive interest rate environment.

PORTFOLIO RESULTS

Goldman Sachs Retirement Strategies Portfolios

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolios’ performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Retirement Strategies Portfolios (the “Portfolios”) perform during the Reporting Period?

A	Goldman Sachs Retirement Strategy 2010 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 5.85%, 6.28%, 6.16% and 5.56%, respectively. This compares to the 5.28% average annual total return of the Portfolio’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2015 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 4.94%, 5.23%, 5.25% and 4.55%, respectively. This compares to the 4.66% average annual total return of the Portfolio’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2020 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 4.21%, 4.66%, 4.53% and 3.98%, respectively. This compares to the 4.09% average annual total return of the Portfolio’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2030 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 3.14%, 3.57%, 3.44% and 3.02%, respectively. This compares to the 3.27% average annual total return of the Portfolio’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2040 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.66%, 2.94%, 2.97% and 2.38%, respectively. This compares to the 2.85% average annual total return of the Portfolio’s blended benchmark which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

Goldman Sachs Retirement Strategy 2050 Portfolio — During the Reporting Period, the Portfolio’s Class A, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.08%, 2.65%, 2.52% and 1.68%, respectively. This compares to the 2.41% average annual total return of the Portfolio’s blended benchmark, which is comprised of the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), during the same period.

The components of the Portfolios’ blended benchmarks generated average annual total returns of 4.91%, 9.18% and −2.34% for the S&P 500 Index, the Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net), respectively, during the same period. The differing returns of the Portfolios’ blended benchmarks reflect the varying percentages of the components comprising each blended benchmark.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, all six Retirement Strategies Portfolios provided positive results. Our strategic, long-term asset allocation policy and our quarterly tactical decisions added to the Portfolios’ relative performance. This was offset slightly by underperformance of the Underlying Funds.

Q	How did Global Tactical Asset Allocation decisions help or hurt the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the implementation of our quarterly tactical views contributed to the performance of all six Retirement Strategies Portfolios.

PORTFOLIO RESULTS

More specifically, our preference for emerging market stocks versus developed market stocks added to relative performance throughout the Reporting Period, with the strongest positive results generated in the fourth quarter 2009. Our views on domestic equities versus international equities also contributed positively to the Portfolios’ performance.

During the fourth quarter of 2009, the Portfolios benefited from their overweighted allocation to equities over fixed income. Stocks performed especially well when investors’ risk appetite returned during 2009. However, as equity prices began falling in early 2010, the Portfolios’ equity position dampened relative results with the underperformance concentrated in the second quarter of 2010. As a result, the Portfolios’ overweight in equities detracted slightly for the Reporting Period as a whole.

The Portfolios’ overweighted position in small-cap stocks versus large-cap stocks provided mixed results. It contributed positively to the Portfolios’ performance during most of 2010, but detracted during the fourth quarter of 2009 and the first two months of the third quarter of 2010. Our preference for value stocks over growth stocks did not have a significant impact on the Portfolios’ relative progress. A positive contribution during the first quarter 2010 was offset by underperformance during the fourth quarter 2009.

In fixed income, the Portfolios’ modestly overweighted position in high yield bonds versus investment-grade bonds contributed slightly to performance during the Reporting Period. Our preference for international fixed income versus U.S. fixed income had a neutral impact on results during the Reporting Period.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	Among underlying equity funds, the Goldman Sachs Structured Large Cap Growth Fund and the Goldman Sachs Large Cap Value Fund underperformed the most relative to their respective benchmark indices. The Goldman Sachs Structured International Small Cap Equity Fund and the Goldman Sachs Structured Small Cap Equity Fund performed best relative to their respective benchmark indices.

On the fixed income side, the Goldman Sachs High Yield Fund and the Goldman Sachs Local Emerging Markets Debt Fund underperformed most relative to their respective benchmark indices during the Reporting Period. The Goldman Sachs Core Fixed Income Fund and the Goldman Sachs Emerging Markets Debt Funds performed best relative to their respective benchmark indices.

Detracting slightly was the Goldman Sachs Absolute Return Tracker Fund, which was added as an Underlying Fund at the beginning of the second calendar quarter of 2010.

Q	What tactical changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	We moderated our preference for equities versus fixed income over the course of the Reporting Period before growing increasingly bullish in July and August 2010. Although we strongly favored small-cap stocks over large-cap stocks in the latter part of 2009, we tempered our bullish stance beginning in the first quarter of 2010. During the second and third quarters of 2010, we gradually reduced the Portfolios’ overweight in emerging equities versus developed equities.

We began the Reporting Period with a bias toward international equities, becoming slightly bullish on U.S. equities during the first half of 2010. In July and August, we adopted a neutral position.

In fixed income, we became progressively more bullish on non-U.S. fixed income versus U.S. fixed income, moving from a slight overweight to a significant overweight during the Reporting Period.

During June, the QIS Team realigned the mix of asset classes in the Portfolios to incorporate its updated views on asset class correlations, volatilities and changes in global market capitalization across asset classes and regions. As markets rebounded during the last half of 2009 and the first quarter of 2010 and as global investors’ appetites for riskier assets increased, equities had grown more significant relative to fixed income. Consequently, as part of our annual strategic rebalance, we trimmed the Portfolios’ overall equity exposures. U.S. fixed income experienced the largest increase in weight during this rebalance.

PORTFOLIO RESULTS

As mentioned earlier, the QIS Team added the Goldman Sachs Absolute Return Tracker Fund as an Underlying Fund at the end of the first quarter 2010. The QIS Team believes the Goldman Sachs Absolute Return Tracker Fund will help reduce the Portfolios’ overall volatility, improve their risk efficiency and provide greater diversification.

Q	What was the Portfolios’ tactical view and strategy at the end of the Reporting Period?

A	As of August 31, 2010, we remained bullish on stocks relative to bonds because of their inexpensive long-term equity valuations and strong growth prospects. Within the U.S. equity market, the Portfolios were overweight value stocks versus growth stocks and overweight small-cap stocks versus large-cap stocks. The Portfolios were neutral on U.S. equities relative to international equities. We were modestly bullish on emerging stocks versus the stocks of developed nations and continued to have a strong preference for international fixed income relative to U.S. fixed income. We were slightly bullish on high yield bonds relative to investment-grade fixed income.

Eileen Rominger, global chief investment officer of Goldman Sachs Asset Management, L.P. (“GSAM”) has decided to retire from the firm at the end of the year. Additionally, Jim O’Neill, Managing Director and former head of Global Economics, Commodities and Strategies Research for Goldman, Sachs & Co., has joined the Investment Management Division as the Chairman of GSAM, helping to lead all aspects of the business and serve as an important voice for GSAM in expressing his views on global investment themes.

FUND BASICS

Retirement Strategy 2010 Portfolio
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Portfolio Total Return (based on NAV)[1]

Class A	5.85%
Institutional	6.28
Class IR	6.16
Class R	5.56

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Class A	6.51%	-7.45%	9/5/07
Institutional	13.17	-5.18	9/5/07
Class IR	13.04	-6.80	11/30/07
Class R	12.56	-7.26	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	3.98%
Institutional	0.85	3.58
Class IR	1.00	3.73
Class R	1.50	4.23

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2010 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	5.85%	–4.34%
Including sales charges	0.00%	–6.12%

Institutional (Commenced September 5, 2007)	6.28%	–3.92%

Class IR (Commenced November 30, 2007)	6.16%	–5.40%

Class R (Commenced November 30, 2007)	5.56%	–5.87%

FUND BASICS

Retirement Strategy 2015 Portfolio
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Portfolio Total Return (based on NAV)[1]

Class A	4.94%
Institutional	5.23
Class IR	5.25
Class R	4.55

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Class A	6.21%	-9.10%	9/5/07
Institutional	12.76	-6.94	9/5/07
Class IR	12.64	-8.62	11/30/07
Class R	11.87	-9.11	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	4.07%
Institutional	0.86	3.67
Class IR	1.01	3.82
Class R	1.51	4.32

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2015 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	4.94%	–5.93%
Including sales charges	–0.78%	–7.68%

Institutional (Commenced September 5, 2007)	5.23%	–5.57%

Class IR (Commenced November 30, 2007)	5.25%	–7.06%

Class R (Commenced November 30, 2007)	4.55%	–7.57%

FUND BASICS

Retirement Strategy 2020 Portfolio
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Portfolio Total Return (based on NAV)[1]

Class A	4.21%
Institutional	4.66
Class IR	4.53
Class R	3.98

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Class A	5.95%	-10.54%	9/5/07
Institutional	12.57	-8.36	9/5/07
Class IR	12.60	-10.07	11/30/07
Class R	11.99	-10.51	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.27%	3.84%
Institutional	0.87	3.44
Class IR	1.02	3.59
Class R	1.52	4.09

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2020 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	4.21%	–7.30%
Including sales charges	–1.51%	–9.03%

Institutional (Commenced September 5, 2007)	4.66%	–6.90%

Class IR (Commenced November 30, 2007)	4.53%	–8.45%

Class R (Commenced November 30, 2007)	3.98%	–8.91%

FUND BASICS

Retirement Strategy 2030 Portfolio
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Portfolio Total Return (based on NAV)[1]

Class A	3.14%
Institutional	3.57
Class IR	3.44
Class R	3.02

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Class A	5.63%	-12.44%	9/5/07
Institutional	12.11	-10.35	9/5/07
Class IR	11.98	-12.15	11/30/07
Class R	11.52	-12.55	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.29%	3.52%
Institutional	0.89	3.12
Class IR	1.04	3.27
Class R	1.54	3.77

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2030 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	3.14%	–9.14%
Including sales charges	–2.57%	–10.84%

Institutional (Commenced September 5, 2007)	3.57%	–8.79%

Class IR (Commenced November 30, 2007)	3.44%	–10.37%

Class R (Commenced November 30, 2007)	3.02%	–10.80%

FUND BASICS

Retirement Strategy 2040 Portfolio
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Portfolio Total Return (based on NAV)[1]

Class A	2.66%
Institutional	2.94
Class IR	2.97
Class R	2.38

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Class A	5.19%	-13.16%	9/5/07
Institutional	11.84	-11.06	9/5/07
Class IR	11.71	-12.88	11/30/07
Class R	11.23	-13.28	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	4.27%
Institutional	0.90	3.87
Class IR	1.05	4.02
Class R	1.55	4.52

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2040 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	2.66%	–9.76%
Including sales charges	–3.03%	–11.44%

Institutional (Commenced September 5, 2007)	2.94%	–9.44%

Class IR (Commenced November 30, 2007)	2.97%	–11.04%

Class R (Commenced November 30, 2007)	2.38%	–11.47%

FUND BASICS

Retirement Strategy 2050 Portfolio
as of August 31, 2010

PERFORMANCE REVIEW

September 1, 2009–August 31, 2010	Portfolio Total Return (based on NAV)[1]

Class A	2.08%
Institutional	2.65
Class IR	2.52
Class R	1.68

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS2

For the period ended 6/30/10	One Year	Since Inception	Inception Date

Class A	5.13%	-13.73%	9/5/07
Institutional	11.63	-11.66	9/5/07
Class IR	11.50	-13.52	11/30/07
Class R	10.75	-14.01	11/30/07

[2]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS3

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	5.22%
Institutional	0.90	4.82
Class IR	1.05	4.97
Class R	1.55	5.47

[3]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund fees and expenses. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS4

Percentage of Net Assets

[4]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Performance Summary
August 31, 2010

The following graph shows the value, as of August 31, 2010, of a $10,000 investment made on September 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and the MSCI EAFE Index (Net)), are also shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Retirement Strategy 2050 Portfolio’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2007 through August 31, 2010.

Average Annual Total Return through August 31, 2010	One Year	Since Inception

Class A (Commenced September 5, 2007)
Excluding sales charges	2.08%	–10.36%
Including sales charges	–3.48%	–12.03%

Institutional (Commenced September 5, 2007)	2.65%	–10.00%

Class IR (Commenced November 30, 2007)	2.52%	–11.64%

Class R (Commenced November 30, 2007)	1.68%	–12.15%

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Schedule of Investments
August 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.5%

Equity – 55.4%
239,771	Goldman Sachs Structured International Equity Fund – 18.3%	$2,169,924
90,545	Goldman Sachs Structured Large Cap Value Fund – 6.5%	775,068
68,467	Goldman Sachs Structured Large Cap Growth Fund – 5.9%	699,736
67,236	Goldman Sachs Absolute Return Tracker Fund – 5.0%	598,404
68,303	Goldman Sachs Structured Emerging Markets Equity Fund – 4.4%	523,886
52,059	Goldman Sachs Structured Small Cap Equity Fund – 4.2%	498,204
47,680	Goldman Sachs Structured International Small Cap Fund – 2.8%	333,761
33,224	Goldman Sachs Large Cap Value Fund – 2.8%	332,577
34,622	Goldman Sachs Strategic Growth Fund – 2.6%	306,407
32,001	Goldman Sachs International Real Estate Securities Fund – 1.5%	180,487
14,042	Goldman Sachs Real Estate Securities Fund – 1.4%	160,084

		6,578,538

Fixed Income – 45.1%
180,762	Goldman Sachs Inflation Protected Securities Fund – 17.5%	2,075,152
106,789	Goldman Sachs Global Income Fund – 11.8%	1,395,738
67,224	Goldman Sachs Core Fixed Income Fund – 5.7%	673,586
95,336	Goldman Sachs Commodity Strategy Fund – 4.3%	515,762
43,113	Goldman Sachs High Yield Fund – 2.6%	303,943
15,495	Goldman Sachs Emerging Markets Debt Fund – 1.6%	196,466
20,387	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	191,625

		5,352,272

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.5%
(Cost $11,322,400)		$11,930,810

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(64,280)

NET ASSETS – 100.0%		$11,866,530

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Schedule of Investments
August 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.5%

Equity – 63.1%
254,635	Goldman Sachs Structured International Equity Fund – 21.6%	$2,304,450
96,081	Goldman Sachs Structured Large Cap Value Fund – 7.7%	822,457
73,800	Goldman Sachs Structured Large Cap Growth Fund – 7.1%	754,234
60,908	Goldman Sachs Absolute Return Tracker Fund – 5.1%	542,084
67,499	Goldman Sachs Structured Emerging Markets Equity Fund – 4.9%	517,718
48,948	Goldman Sachs Structured Small Cap Equity Fund – 4.4%	468,429
35,167	Goldman Sachs Large Cap Value Fund – 3.3%	352,025
37,380	Goldman Sachs Strategic Growth Fund – 3.1%	330,816
45,633	Goldman Sachs Structured International Small Cap Fund – 3.0%	319,435
28,946	Goldman Sachs International Real Estate Securities Fund – 1.5%	163,254
12,646	Goldman Sachs Real Estate Securities Fund – 1.4%	144,170

		6,719,072

Fixed Income – 37.4%
125,810	Goldman Sachs Inflation Protected Securities Fund – 13.5%	1,444,294
85,972	Goldman Sachs Global Income Fund – 10.5%	1,123,657
96,823	Goldman Sachs Commodity Strategy Fund – 4.9%	523,810
31,367	Goldman Sachs Core Fixed Income Fund – 2.9%	314,299
34,813	Goldman Sachs High Yield Fund – 2.3%	245,429
14,043	Goldman Sachs Emerging Markets Debt Fund – 1.7%	178,067
18,478	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	173,684

		4,003,240

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.5%
(Cost $9,994,312)		$10,722,312

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(56,947)

NET ASSETS – 100.0%		$10,665,365

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Schedule of Investments
August 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.4%

Equity – 69.6%
397,003	Goldman Sachs Structured International Equity Fund – 24.6%	$3,592,874
150,774	Goldman Sachs Structured Large Cap Value Fund – 8.9%	1,290,623
116,976	Goldman Sachs Structured Large Cap Growth Fund – 8.2%	1,195,491
99,807	Goldman Sachs Structured Emerging Markets Equity Fund – 5.3%	765,518
70,398	Goldman Sachs Structured Small Cap Equity Fund – 4.6%	673,709
75,162	Goldman Sachs Absolute Return Tracker Fund – 4.6%	668,944
55,173	Goldman Sachs Large Cap Value Fund – 3.8%	552,279
59,125	Goldman Sachs Strategic Growth Fund – 3.6%	523,256
65,123	Goldman Sachs Structured International Small Cap Fund – 3.1%	455,863
39,602	Goldman Sachs International Real Estate Securities Fund – 1.5%	223,355
17,512	Goldman Sachs Real Estate Securities Fund – 1.4%	199,634

		10,141,546

Fixed Income – 30.8%
127,086	Goldman Sachs Inflation Protected Securities Fund – 10.0%	1,458,950
93,101	Goldman Sachs Global Income Fund – 8.4%	1,216,830
142,854	Goldman Sachs Commodity Strategy Fund – 5.3%	772,842
47,776	Goldman Sachs High Yield Fund – 2.3%	336,818
18,787	Goldman Sachs Emerging Markets Debt Fund – 1.6%	238,215
23,477	Goldman Sachs Core Fixed Income Fund – 1.6%	235,241
24,733	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	232,504

		4,491,400

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.4%
(Cost $13,890,048)		$14,632,946

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(53,456)

NET ASSETS – 100.0%		$14,579,490

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Schedule of Investments
August 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%

Equity – 79.2%
636,158	Goldman Sachs Structured International Equity Fund – 29.2%	$5,757,226
241,490	Goldman Sachs Structured Large Cap Value Fund – 10.5%	2,067,154
189,516	Goldman Sachs Structured Large Cap Growth Fund – 9.8%	1,936,849
150,742	Goldman Sachs Structured Emerging Markets Equity Fund – 5.8%	1,156,189
100,980	Goldman Sachs Structured Small Cap Equity Fund – 4.9%	966,381
88,584	Goldman Sachs Large Cap Value Fund – 4.5%	886,724
95,727	Goldman Sachs Strategic Growth Fund – 4.3%	847,185
89,554	Goldman Sachs Absolute Return Tracker Fund – 4.0%	797,034
93,556	Goldman Sachs Structured International Small Cap Fund – 3.3%	654,892
54,402	Goldman Sachs International Real Estate Securities Fund – 1.5%	306,828
24,033	Goldman Sachs Real Estate Securities Fund – 1.4%	273,976

		15,650,438

Fixed Income – 21.0%
211,068	Goldman Sachs Commodity Strategy Fund – 5.8%	1,141,876
88,447	Goldman Sachs Inflation Protected Securities Fund – 5.1%	1,015,366
77,198	Goldman Sachs Global Income Fund – 5.1%	1,008,981
58,417	Goldman Sachs High Yield Fund – 2.1%	411,841
22,475	Goldman Sachs Emerging Markets Debt Fund – 1.5%	284,986
29,580	Goldman Sachs Local Emerging Markets Debt Fund – 1.4%	278,062

		4,141,112

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $19,114,110)		$19,791,550

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(46,998)

NET ASSETS – 100.0%		$19,744,552

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Schedule of Investments
August 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.5%

Equity – 85.0%
414,012	Goldman Sachs Structured International Equity Fund – 31.8%	$3,746,810
157,397	Goldman Sachs Structured Large Cap Value Fund – 11.4%	1,347,315
124,053	Goldman Sachs Structured Large Cap Growth Fund – 10.8%	1,267,817
95,721	Goldman Sachs Structured Emerging Markets Equity Fund – 6.2%	734,180
61,359	Goldman Sachs Structured Small Cap Equity Fund – 5.0%	587,208
57,636	Goldman Sachs Large Cap Value Fund – 4.9%	576,936
62,622	Goldman Sachs Strategic Growth Fund – 4.7%	554,202
50,758	Goldman Sachs Absolute Return Tracker Fund – 3.8%	451,747
57,292	Goldman Sachs Structured International Small Cap Fund – 3.4%	401,042
32,687	Goldman Sachs International Real Estate Securities Fund – 1.6%	184,354
14,366	Goldman Sachs Real Estate Securities Fund – 1.4%	163,773

		10,015,384

Fixed Income – 15.5%
58,736	Goldman Sachs Global Income Fund – 6.5%	767,676
127,426	Goldman Sachs Commodity Strategy Fund – 5.9%	689,373
22,247	Goldman Sachs High Yield Fund – 1.3%	156,844
8,502	Goldman Sachs Emerging Markets Debt Fund – 0.9%	107,810
11,183	Goldman Sachs Local Emerging Markets Debt Fund – 0.9%	105,127
102	Goldman Sachs Inflation Protected Securities Fund – 0.0%	1,167

		1,827,997

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.5%
(Cost $11,286,554)		$11,843,381

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(59,081)

NET ASSETS – 100.0%		$11,784,300

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Schedule of Investments

August 31, 2010

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.6%

Equity – 90.6%
349,890	Goldman Sachs Structured International Equity Fund – 34.3%	$3,166,501
133,495	Goldman Sachs Structured Large Cap Value Fund – 12.4%	1,142,720
105,677	Goldman Sachs Structured Large Cap Growth Fund – 11.7%	1,080,015
79,222	Goldman Sachs Structured Emerging Markets Equity Fund – 6.6%	607,632
48,927	Goldman Sachs Large Cap Value Fund – 5.3%	489,762
53,372	Goldman Sachs Strategic Growth Fund – 5.1%	472,347
48,774	Goldman Sachs Structured Small Cap Equity Fund – 5.1%	466,764
37,591	Goldman Sachs Absolute Return Tracker Fund – 3.6%	334,556
45,844	Goldman Sachs Structured International Small Cap Fund – 3.5%	320,909
25,859	Goldman Sachs International Real Estate Securities Fund – 1.6%	145,846
11,393	Goldman Sachs Real Estate Securities Fund – 1.4%	129,875

		8,356,927

Fixed Income – 10.0%
100,285	Goldman Sachs Commodity Strategy Fund – 5.9%	542,542
19,119	Goldman Sachs Global Income Fund – 2.7%	249,885
7,297	Goldman Sachs High Yield Fund – 0.6%	51,446
2,801	Goldman Sachs Emerging Markets Debt Fund – 0.4%	35,511
3,685	Goldman Sachs Local Emerging Markets Debt Fund – 0.4%	34,637
32	Goldman Sachs Inflation Protected Securities Fund – 0.0%	371

		914,392

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.6%
(Cost $9,342,031)		$9,271,319

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(52,879)

NET ASSETS – 100.0%		$9,218,440

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Assets and Liabilities
August 31, 2010

Retirement
Strategy 2010
Portfolio

Assets:

Investments in Affiliated Underlying Funds, at value (identified cost $11,322,400, $9,994,312, $13,890,048, $19,114,110, $11,286,554 and $9,342,031, respectively)	$11,930,810
Cash	19,068
Receivables:
Reimbursement from investment adviser	11,921
Dividends	7,949
Portfolio shares sold	6,115
Investment securities sold	—

Total assets	11,975,863

Liabilities:

Due to custodian	—
Payables:
Investment securities purchased	27,017
Amounts owed to affiliates	3,973
Portfolio shares redeemed	259
Accrued expenses	78,084

Total liabilities	109,333

Net Assets:

Paid-in capital	14,016,757
Accumulated undistributed net investment income	103,328
Accumulated net realized loss from investment transactions	(2,861,965)
Net unrealized gain (loss) on investments	608,410

NET ASSETS	$11,866,530

Net Assets:
Class A	$6,901,259
Institutional	4,557,533
Class IR	8,582
Class R	399,156

Total Net Assets	$11,866,530

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	872,497
Institutional	572,190
Class IR	1,080
Class R	50,327

Net asset value, offering and redemption price per share:(a)
Class A	$7.91
Institutional	7.97
Class IR	7.95
Class R	7.93

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Retirement Strategy 2010, Retirement Strategy 2015, Retirement Strategy 2020, Retirement Strategy 2030, Retirement Strategy 2040 and Retirement Strategy 2050 Portfolios is $8.37, $7.87, $7.56, $7.10, $6.87 and $6.79, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$10,722,312	$14,632,946	$19,791,550	$11,843,381	$9,271,319
4,725	7,123	—	10,692	8,256

15,385	13,339	14,413	15,606	18,237
5,867	6,782	6,628	1,965	647
5,543	18,330	25,970	12,578	9,478
—	—	12,855	—	—

10,753,832	14,678,520	19,851,416	11,884,222	9,307,937

—	—	12,848	—	—
5,867	13,998	6,628	16,184	8,689
3,151	5,277	8,371	4,333	2,500
597	798	—	1,605	—
78,852	78,957	79,017	77,800	78,308

88,467	99,030	106,864	99,922	89,497

13,308,113	17,306,353	22,605,556	14,957,538	12,710,316
86,008	79,922	67,483	33,961	127,063
(3,456,756)	(3,549,683)	(3,605,927)	(3,764,026)	(3,548,227)
728,000	742,898	677,440	556,827	(70,712)

$10,665,365	$14,579,490	$19,744,552	$11,784,300	$9,218,440

$5,153,162	$9,998,517	$15,923,113	$7,768,714	$3,079,649
5,361,011	4,270,285	2,941,239	3,604,840	5,937,048
8,171	100,250	52,707	8,346	7,106
143,021	210,438	827,493	402,400	194,637

$10,665,365	$14,579,490	$19,744,552	$11,784,300	$9,218,440

692,873	1,399,532	2,371,879	1,197,565	479,664
716,516	594,086	435,887	552,707	919,428
1,094	13,961	7,820	1,282	1,102
19,270	29,463	123,353	62,068	30,347

$7.44	$7.14	$6.71	$6.49	$6.42
7.48	7.19	6.75	6.52	6.46
7.47	7.18	6.74	6.51	6.45
7.42	7.14	6.71	6.48	6.41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Operations
For the Fiscal Year Ended August 31, 2010

Retirement
Strategy 2010
Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$392,473

Expenses:

Professional fees	63,338
Registration fees	55,340
Custody and accounting fees	38,268
Printing and mailing costs	25,514
Management fees	20,792
Distribution and Service fees(a)	17,282
Transfer Agent fees(a)	15,653
Trustee fees	14,069
Other	8,362

Total expenses	258,618

Less — expense reductions	(209,881)

Net expenses	48,737

NET INVESTMENT INCOME	343,736

Realized and unrealized gain (loss) from investment transactions:

Net realized loss from Affiliated Underlying Funds	(154,123)
Net change in unrealized gain on Affiliated Underlying Funds	608,254

Net realized and unrealized gain (loss) from investment transactions	454,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$797,867

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Portfolio	Class A	Class R	Class A	Institutional	Class IR	Class R
Retirement Strategy 2010	$16,372	$910	$12,443	$2,849	$16	$345
Retirement Strategy 2015	12,904	385	9,807	3,175	15	147
Retirement Strategy 2020	22,190	749	16,864	2,722	56	285
Retirement Strategy 2030	38,070	3,598	28,933	2,435	48	1,367
Retirement Strategy 2040	18,619	1,476	14,151	2,474	15	561
Retirement Strategy 2050	6,674	660	5,072	2,970	14	251

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$368,046	$428,209	$584,512	$355,490	$232,408

63,337	63,337	63,338	63,337	63,338
55,916	56,032	56,296	55,996	55,830
38,053	39,748	39,948	38,785	37,443
25,524	27,833	34,002	26,429	22,569
19,778	23,791	33,088	20,905	15,350
13,289	22,939	41,668	20,095	7,334
13,144	19,927	32,783	17,201	8,307
14,068	14,071	14,077	14,069	14,065
8,354	8,388	9,162	8,323	8,254

251,463	276,066	324,362	265,140	232,490

(209,999)	(215,119)	(224,764)	(211,956)	(205,183)

41,464	60,947	99,598	53,184	27,307

326,582	367,262	484,914	302,306	205,101

(1,694,640)	(947,692)	(576,560)	(1,668,218)	(2,166,824)
2,055,822	1,200,250	738,136	1,790,231	2,107,719

361,182	252,558	161,576	122,013	(59,105)

$687,764	$619,820	$646,490	$424,319	$145,996

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets

	Retirement Strategy 2010 Portfolio		Retirement Strategy 2015 Portfolio
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009

From operations:

Net investment income	$343,736	$448,904	$326,582	$403,205
Net realized loss from Affiliated Underlying Funds	(154,123)	(2,507,592)	(1,694,640)	(1,572,043)
Net change in unrealized gain on Affiliated Underlying Funds	608,254	1,156,218	2,055,822	89,367

Net increase (decrease) in net assets resulting from operations	797,867	(902,470)	687,764	(1,079,471)

Distributions to shareholders:

From net investment income
Class A Shares	(167,074)	(136,700)	(136,021)	(78,576)
Institutional Shares	(273,641)	(250,425)	(289,801)	(248,801)
Service Shares(a)	—	(206)	—	(185)
Class IR Shares	(255)	(231)	(239)	(210)
Class R Shares	(217)	(187)	(842)	(168)
From net realized gains
Class A Shares	(511)	(43,371)	—	(52,446)
Institutional Shares	(754)	(76,359)	—	(157,190)
Service Shares(a)	—	(77)	—	(145)
Class IR Shares	(1)	(74)	—	(141)
Class R Shares	(1)	(74)	—	(141)

Total distributions to shareholders	(442,454)	(507,704)	(426,903)	(538,003)

From share transactions:

Proceeds from sales of shares	4,492,766	6,567,372	2,766,367	4,130,398
Reinvestment of distributions	440,896	507,704	426,903	538,003
Cost of shares redeemed	(6,833,914)	(3,180,941)	(6,041,445)	(1,421,484)

Net increase (decrease) in net assets resulting from share transactions	(1,900,252)	3,894,135	(2,848,175)	3,246,917

TOTAL INCREASE (DECREASE)	(1,544,839)	2,483,961	(2,587,314)	1,629,443

Net assets:

Beginning of year	13,411,369	10,927,408	13,252,679	11,623,236

End of year	$11,866,530	$13,411,369	$10,665,365	$13,252,679

Accumulated undistributed net investment income	$103,328	$205,255	$86,008	$190,730

(a)	Service Shares liquidated on March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2020 Portfolio		Retirement Strategy 2030 Portfolio		Retirement Strategy 2040 Portfolio
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009	August 31, 2010	August 31, 2009

$367,262	$398,308	$484,914	$401,164	$302,306	$293,499
(947,692)	(2,384,847)	(576,560)	(2,689,221)	(1,668,218)	(1,911,048)
1,200,250	1,105,724	738,136	1,715,860	1,790,231	643,898

619,820	(880,815)	646,490	(572,197)	424,319	(973,651)

(248,560)	(88,896)	(327,021)	(153,889)	(179,030)	(51,927)
(276,203)	(172,013)	(207,054)	(199,389)	(211,378)	(179,007)
—	(128)	—	(156)	—	(137)
(247)	(154)	(175)	(182)	(193)	(163)
(2,289)	(112)	(12,764)	(141)	(5,401)	(122)

—	(87,087)	—	(127,234)	—	(69,639)
—	(154,511)	—	(154,586)	—	(220,531)
—	(154)	—	(154)	—	(221)
—	(150)	—	(151)	—	(216)
—	(150)	—	(151)	—	(216)

(527,299)	(503,355)	(547,014)	(636,033)	(396,002)	(522,179)

6,286,890	6,711,426	9,572,195	11,072,005	5,216,591	5,735,885
527,299	501,968	547,014	635,905	395,688	522,050
(7,791,763)	(2,479,657)	(11,462,798)	(2,122,547)	(7,810,963)	(1,344,237)

(977,574)	4,733,737	(1,343,589)	9,585,363	(2,198,684)	4,913,698

(885,053)	3,349,567	(1,244,113)	8,377,133	(2,170,367)	3,417,868

15,464,543	12,114,976	20,988,665	12,611,532	13,954,667	10,536,799

$14,579,490	$15,464,543	$19,744,552	$20,988,665	$11,784,300	$13,954,667

$79,922	$243,930	$67,483	$133,980	$33,961	$130,684

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statements of Changes in Net Assets

	Retirement Strategy 2050 Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

From operations:

Net investment income	$205,101	$214,965
Net realized loss from Affiliated Underlying Funds	(2,166,824)	(1,149,054)
Net change in unrealized gain (loss) on Affiliated Underlying Funds	2,107,719	(441,911)

Net increase (decrease) in net assets resulting from operations	145,996	(1,376,000)

Distributions to shareholders:

From net investment income
Class A Shares	(54,568)	(7,972)
Institutional Shares	(172,324)	(104,514)
Service Shares(a)	—	(62)
Class IR Shares	(158)	(90)
Class R Shares	(227)	(49)
From net realized gains
Class A Shares	—	(22,303)
Institutional Shares	—	(257,663)
Service Shares(a)	—	(258)
Class IR Shares	—	(252)
Class R Shares	—	(252)

Total distributions to shareholders	(227,277)	(393,415)

From share transactions:

Proceeds from sales of shares	2,575,477	1,916,692
Reinvestment of distributions	227,277	393,415
Cost of shares redeemed	(2,952,052)	(334,501)

Net increase (decrease) in net assets resulting from share transactions	(149,298)	1,975,606

TOTAL INCREASE (DECREASE)	(230,579)	206,191

Net assets:

Beginning of year	9,449,019	9,242,828

End of year	$9,218,440	$9,449,019

Accumulated undistributed net investment income	$127,063	$151,209

(a)	Service Shares liquidated on March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements
August 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

	Share Classes	Diversified/
Portfolio	Offered	Non-diversified

All Retirement Strategies Portfolios	A, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional, Class IR and Class R Shares are not subject to a sales charge. As of March 13, 2009, the Service Shares of the Portfolios were liquidated.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.
The Portfolios are expected to invest primarily all of their assets in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Portfolios, as well as the Underlying Funds, is to value investments at market value. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) by the Underlying Funds are valued at the NAV on the valuation date.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Portfolio Share Transactions, and Investment Income — Purchases and sales of the Underlying Funds and Portfolio share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Portfolio share transactions. Realized gains and losses on sales of the Underlying Funds are calculated using the identified cost basis. Dividend income, capital gains and return of capital distributions from the Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.
Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Portfolio	Declared/Paid	Declared/Paid

All Retirement Strategies Portfolios	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Portfolios’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited, to quoted prices for similar securities, interest rates, foreign exchange rates, prepayment speeds and credit risk), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Portfolios’ investments categorized in the fair value hierarchy, as of August 31, 2010:

	Retirement Strategy 2010			Retirement Strategy 2015			Retirement Strategy 2020
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Equity Underlying Funds	$6,578,538	$—	$—	$6,719,072	$—	$—	$10,141,546	$—	$—
Fixed Income Underlying Funds	5,352,272	—	—	4,003,240	—	—	4,491,400	—	—

Total	$11,930,810	$—	$—	$10,722,312	$—	$—	$14,632,946	$—	$—

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

	Retirement Strategy 2030			Retirement Strategy 2040			Retirement Strategy 2050
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Equity Underlying Funds	$15,650,438	$—	$—	$10,015,384	$—	$—	$8,356,927	$—	$—
Fixed Income Underlying Funds	4,141,112	—	—	1,827,997	—	—	914,392	—	—

Total	$19,791,550	$—	$—	$11,843,381	$—	$—	$9,271,319	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has voluntarily agreed to waive a portion of its management fee equal to 0.05% of each Portfolio’s average daily net assets. The voluntary management fee waiver may be modified or terminated at any time at the option of GSAM.

B. Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to Class A and Class R Shares, respectively. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Portfolios pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge. During the fiscal year ended August 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

Front End
Sales Charge
Portfolio	Class A

Retirement Strategy 2010	$2,600

Retirement Strategy 2015	2,400

Retirement Strategy 2020	4,700

Retirement Strategy 2030	10,500

Retirement Strategy 2040	4,300

Retirement Strategy 2050	800

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional Shares.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Portfolios are 0.014%. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Portfolios’ expenses.
For the fiscal year ended August 31, 2010, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other	Total
	Fee	Expense	Expense
Portfolio	Waiver	Reimbursements	Reductions

Retirement Strategy 2010	$7	$203	$210

Retirement Strategy 2015	7	203	210

Retirement Strategy 2020	8	207	215

Retirement Strategy 2030	11	214	225

Retirement Strategy 2040	7	205	212

Retirement Strategy 2050	5	200	205

As of August 31, 2010, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Portfolio	Fees	Fees	Agent Fees	Total

Retirement Strategy 2010	$1	$2	$1	$4

Retirement Strategy 2015	1	1	1	3

Retirement Strategy 2020	1	2	2	5

Retirement Strategy 2030	1	4	3	8

Retirement Strategy 2040	1	2	1	4

Retirement Strategy 2050	1	1	1	3

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F. Line of Credit Facility — As of August 31, 2010, the Portfolios participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2010, the Portfolios did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

G. Other Transactions with Affiliates — As of August 31, 2010, the Goldman Sachs Group, Inc. was the beneficial owner of the outstanding shares of the Portfolios as follows:

Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

38%	39%	24%	7%	27%	61%

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended August 31, 2010, were as follows:

Portfolio	Purchases	Sales

Retirement Strategy 2010 Portfolio	$8,213,966	$10,203,214

Retirement Strategy 2015 Portfolio	6,471,337	9,365,870

Retirement Strategy 2020 Portfolio	10,028,382	11,125,725

Retirement Strategy 2030 Portfolio	14,698,582	16,083,881

Retirement Strategy 2040 Portfolio	8,611,516	10,897,762

Retirement Strategy 2050 Portfolio	5,374,587	5,475,630

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2010 was as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

Distributions paid from:
Ordinary income	$441,136	$426,903	$527,299	$547,014	$396,002	$227,277
Net long-term capital gains	1,318	—	—	—	—	—

Total taxable distributions	$442,454	$426,903	$527,299	$547,014	$396,002	$227,277

The tax character of distributions paid during the fiscal year ended August 31, 2009 was as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

Distributions paid from:
Ordinary income	$387,749	$327,186	$260,453	$352,735	$230,666	$112,059
Net long-term capital gains	119,955	210,817	242,902	283,298	291,513	281,356

Total taxable distributions	$507,704	$538,003	$503,355	$636,033	$522,179	$393,415

As of August 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

Undistributed ordinary income — net	$100,388	$83,283	$77,955	$66,462	$33,385	$126,390

Capital loss carryforward:(1)
Expiring 2017	—	(37,262)	(92,140)	(6,509)	(60,191)	(127,377)
Expiring 2018	(540,451)	(331,636)	(290,270)	(261,102)	(337,900)	(280,682)

Total capital loss carryforward	$(540,451)	$(368,898)	$(382,410)	$(267,611)	$(398,091)	$(408,059)

Timing differences (post-October loss deferral)	(686,257)	(1,427,553)	(691,650)	(428,603)	(929,956)	(1,018,904)
Unrealized losses — net	(1,023,907)	(929,580)	(1,730,758)	(2,231,252)	(1,878,576)	(2,191,303)

Total accumulated losses — net	$(2,150,227)	$(2,642,748)	$(2,726,863)	$(2,861,004)	$(3,173,238)	$(3,491,876)

(1)	Expiration occurs on August 31 of the year indicated.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2010

6. TAX INFORMATION (continued)

As of August 31, 2010, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes were as follows:

	Retirement	Retirement	Retirement	Retirement	Retirement	Retirement
	Strategy 2010	Strategy 2015	Strategy 2020	Strategy 2030	Strategy 2040	Strategy 2050

Tax Cost	$12,954,717	$11,651,892	$16,363,704	$22,022,802	$13,721,957	$11,462,622

Gross unrealized gain	710,869	818,208	870,845	867,068	675,108	289,908
Gross unrealized loss	(1,734,776)	(1,747,788)	(2,601,603)	(3,098,320)	(2,553,684)	(2,481,211)

Net unrealized security loss	$(1,023,907)	$(929,580)	$(1,730,758)	$(2,231,252)	$(1,878,576)	$(2,191,303)

The difference between GAAP-basis and tax-basis unrealized gains/(losses) is attributable primarily to wash sales and differences related to the tax treatment of Underlying Fund investments.
In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from the differences in the tax treatment of dividend redesignations and differences related to the tax treatment of Underlying Fund investments.

		Accumulated
	Accumulated	Undistributed
	Net Realized	Net Investment
Portfolio	Gain (Loss)	Income (Loss)

Retirement Strategy 2010	$4,476	$(4,476)

Retirement Strategy 2015	4,401	(4,401)

Retirement Strategy 2020	3,971	(3,971)

Retirement Strategy 2030	4,397	(4,397)

Retirement Strategy 2040	3,027	(3,027)

Retirement Strategy 2050	1,970	(1,970)

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

7. OTHER RISKS

Concentration in the Underlying Funds. — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.
Investing in foreign markets by the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2010

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Retirement Strategy 2010 Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	501,992	$4,060,841	918,277	$6,566,984
Reinvestment of distributions	21,016	166,029	27,832	180,071
Shares redeemed	(309,012)	(2,497,613)	(465,204)	(3,172,645)

	213,996	1,729,257	480,905	3,574,410

Institutional Shares
Shares sold	11	85	43	267
Reinvestment of distributions	34,602	274,394	50,352	326,784
Shares redeemed	(538,901)	(4,300,078)	(249)	(1,838)

	(504,288)	(4,025,599)	50,146	325,213

Service Shares(a)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	43	282
Shares redeemed	—	—	(1,071)	(6,351)

	—	—	(1,028)	(6,069)

Class IR Shares
Shares sold	1	10	5	36
Reinvestment of distributions	33	256	47	305
Shares redeemed	(1)	(10)	(5)	(36)

	33	256	47	305

Class R Shares
Shares sold	53,790	431,830	12	85
Reinvestment of distributions	27	217	40	262
Shares redeemed	(4,532)	(36,213)	(10)	(71)

	49,285	395,834	42	276

NET INCREASE (DECREASE)	(240,974)	$(1,900,252)	530,112	$3,894,135

(a)	Service Shares liquidated on March 13, 2009.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2015 Portfolio				Retirement Strategy 2020 Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2010		August 31, 2009		August 31, 2010		August 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

315,659	$2,412,364	580,677	$3,833,762	703,049	$5,227,980	1,085,783	$6,531,333
18,160	136,021	21,550	131,022	34,284	248,560	30,083	175,983
(228,949)	(1,730,992)	(210,705)	(1,415,436)	(422,547)	(3,103,896)	(380,143)	(2,363,439)

104,870	817,393	391,522	2,549,348	314,786	2,372,644	735,723	4,343,877

28,244	211,175	45,633	292,500	98,490	718,892	4,397	23,351
38,537	289,801	66,556	405,991	37,992	276,203	55,390	325,138
(571,179)	(4,300,078)	(1)	(7)	(633,384)	(4,600,078)	(1)	(7)

(504,398)	(3,799,102)	112,188	698,484	(496,902)	(3,604,983)	59,786	348,482

—	—	—	—	—	—	—	—
—	—	54	329	—	—	48	281
—	—	(1,084)	(5,962)	—	—	(1,078)	(5,630)

—	—	(1,030)	(5,633)	—	—	(1,030)	(5,349)

3	25	5	34	13,842	102,839	7	45
32	239	57	352	34	247	52	304
(3)	(25)	(5)	(34)	(973)	(6,952)	(7)	(45)

32	239	57	352	12,903	96,134	52	304

18,804	142,803	595	4,102	32,305	237,179	22,587	156,697
112	842	51	309	316	2,289	44	262
(1,289)	(10,350)	(7)	(45)	(10,936)	(80,837)	(15,859)	(110,536)

17,627	133,295	639	4,366	21,685	158,631	6,772	46,423

(381,869)	$(2,848,175)	503,376	$3,246,917	(147,528)	$(977,574)	801,303	$4,733,737

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2010

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Retirement Strategy 2030 Portfolio

	For the Fiscal Year Ended		For the Fiscal Year Ended
	August 31, 2010		August 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,116,258	$7,844,983	1,789,983	$10,235,321
Reinvestment of distributions	47,463	327,021	51,466	281,002
Shares redeemed	(708,464)	(4,952,098)	(364,133)	(2,099,215)

	455,257	3,219,906	1,477,316	8,417,108

Institutional Shares
Shares sold	182,548	1,297,065	54,315	298,991
Reinvestment of distributions	29,964	207,054	64,710	353,968
Shares redeemed	(929,081)	(6,419,968)	—	—

	(716,569)	(4,915,849)	119,025	652,959

Service Shares(a)
Shares sold	—	—	2	9
Reinvestment of distributions	—	—	57	310
Shares redeemed	—	—	(1,091)	(5,227)

	—	—	(1,032)	(4,908)

Class IR Shares
Shares sold	6,727	49,683	7	39
Reinvestment of distributions	25	175	61	333
Shares redeemed	(4)	(25)	(7)	(39)

	6,748	49,833	61	333

Class R Shares
Shares sold	54,419	380,464	81,559	537,645
Reinvestment of distributions	1,853	12,764	54	292
Shares redeemed	(12,853)	(90,707)	(2,689)	(18,066)

	43,419	302,521	78,924	519,871

NET INCREASE (DECREASE)	(211,145)	$(1,343,589)	1,674,294	$9,585,363

(a)	Service Shares liquidated on March 13, 2009.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Retirement Strategy 2040 Portfolio				Retirement Strategy 2050 Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
August 31, 2010		August 31, 2009		August 31, 2010		August 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

688,543	$4,691,732	997,186	$5,452,255	291,151	$1,958,294	351,901	$1,899,632
26,714	178,716	22,956	121,437	8,194	54,568	5,778	30,275
(511,127)	(3,479,427)	(233,922)	(1,327,219)	(178,730)	(1,211,665)	(58,323)	(327,883)

204,130	1,391,021	786,220	4,246,473	120,615	801,197	299,356	1,602,024

45,119	310,880	17,429	95,318	43,300	290,258	3,290	16,320
31,502	211,378	75,101	399,539	25,797	172,324	68,986	362,177
(648,040)	(4,327,298)	(2,377)	(11,887)	(256,120)	(1,611,845)	(255)	(1,607)

(571,419)	(3,805,040)	90,153	482,970	(187,023)	(1,149,263)	72,021	376,890

—	—	—	—	—	—	—	—
—	—	67	357	—	—	61	320
—	—	(1,100)	(5,053)	—	—	(1,095)	(4,928)

—	—	(1,033)	(4,696)	—	—	(1,034)	(4,608)

173	1,223	7	41	7	46	7	39
29	193	71	379	23	158	66	342
(4)	(27)	(7)	(41)	(7)	(46)	(7)	(39)

198	1,389	71	379	23	158	66	342

31,348	212,756	29,453	188,271	48,183	326,879	115	701
807	5,401	64	338	34	227	57	301
(610)	(4,211)	(6)	(37)	(19,048)	(128,496)	(7)	(44)

31,545	213,946	29,511	188,572	29,169	198,610	165	958

(335,546)	$(2,198,684)	904,922	$4,913,698	(37,216)	$(149,298)	370,574	$1,975,606

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$7.69	$0.17	(d)	$0.28	$0.45	$(0.23)	$— (e)	$(0.23)
2010 - Institutional	7.74	0.24	(d)	0.24	0.48	(0.25)	— (e)	(0.25)
2010 - IR	7.72	0.20	(d)	0.27	0.47	(0.24)	— (e)	(0.24)
2010 - R	7.71	0.07	(d)	0.36	0.43	(0.21)	— (e)	(0.21)

2009 - A	9.03	0.26	(d)	(1.29)	(1.03)	(0.24)	(0.07)	(0.31)
2009 - Institutional	9.06	0.28	(d)	(1.28)	(1.00)	(0.25)	(0.07)	(0.32)
2009 - IR	9.04	0.27	(d)	(1.28)	(1.01)	(0.24)	(0.07)	(0.31)
2009 - R	9.01	0.24	(d)	(1.28)	(1.04)	(0.19)	(0.07)	(0.26)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.01)	(0.71)	(0.20)	(0.06)	(0.26)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.32		(0.98)	(0.66)	(0.22)	(0.06)	(0.28)
2008 - IR (Commenced November 30, 2007)	10.28	0.32		(1.28)	(0.96)	(0.22)	(0.06)	(0.28)
2008 - R (Commenced November 30, 2007)	10.28	0.31		(1.31)	(1.00)	(0.21)	(0.06)	(0.27)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Amount is less than $0.005 per share.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2010 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$7.91	5.85%	$6,901	0.55%		2.06%		2.06%		60%
7.97	6.28	4,558	0.15		1.66		2.90		60
7.95	6.16	9	0.30		1.81		2.43		60
7.93	5.56	399	0.80		2.31		0.86		60

7.69	(10.77)	5,065	0.55		3.16		3.91		54
7.74	(10.38)	8,330	0.15		2.76		4.13		54
7.72	(10.59)	8	0.30		2.91		3.97		54
7.71	(10.98)	8	0.80		3.41		3.50		54

9.03	(7.27)	1,604	0.55	(f)	3.54	(f)	2.59	(f)	41
9.06	(6.85)	9,296	0.15	(f)	3.14	(f)	2.74	(f)	41
9.04	(9.58)	9	0.30	(f)	3.29	(f)	2.37	(f)	41
9.01	(9.92)	9	0.80	(f)	3.79	(f)	2.30	(f)	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$7.29	$0.15	(d)	$0.21	$0.36	$(0.21)	$—	$(0.21)
2010 - Institutional	7.33	0.21	(d)	0.17	0.38	(0.23)	—	(0.23)
2010 - IR	7.31	0.18	(d)	0.20	0.38	(0.22)	—	(0.22)
2010 - R	7.30	0.08	(d)	0.25	0.33	(0.21)	—	(0.21)

2009 - A	8.86	0.23	(d)	(1.45)	(1.22)	(0.21)	(0.14)	(0.35)
2009 - Institutional	8.89	0.26	(d)	(1.46)	(1.20)	(0.22)	(0.14)	(0.36)
2009 - IR	8.87	0.25	(d)	(1.46)	(1.21)	(0.21)	(0.14)	(0.35)
2009 - R	8.84	0.21	(d)	(1.44)	(1.23)	(0.17)	(0.14)	(0.31)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.16)	(0.86)	(0.22)	(0.06)	(0.28)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.32		(1.13)	(0.81)	(0.24)	(0.06)	(0.30)
2008 - IR (Commenced November 30, 2007)	10.26	0.31		(1.40)	(1.09)	(0.24)	(0.06)	(0.30)
2008 - R (Commenced November 30, 2007)	10.26	0.31		(1.44)	(1.13)	(0.23)	(0.06)	(0.29)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2015 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$7.44	4.94%	$5,153	0.55%		2.14%		2.02%		49%
7.48	5.23	5,361	0.15		1.74		2.79		49
7.47	5.25	8	0.30		1.89		2.34		49
7.42	4.55	143	0.80		2.39		1.12		49

7.29	(12.96)	4,287	0.55		3.23		3.58		39
7.33	(12.64)	8,946	0.15		2.83		3.95		39
7.31	(12.85)	8	0.30		2.98		3.81		39
7.30	(13.25)	12	0.80		3.48		3.30		39

8.86	(8.80)	1,741	0.55	(e)	3.57	(e)	2.27	(e)	34
8.89	(8.38)	9,855	0.15	(e)	3.17	(e)	2.60	(e)	34
8.87	(10.90)	9	0.30	(e)	3.32	(e)	2.79	(e)	34
8.84	(11.24)	9	0.80	(e)	3.82	(e)	2.25	(e)	34

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$7.06	$0.14	(d)	$0.16	$0.30	$(0.22)	$—	$(0.22)
2010 - Institutional	7.10	0.21	(d)	0.12	0.33	(0.24)	—	(0.24)
2010 - IR	7.09	0.09	(d)	0.23	0.32	(0.23)	—	(0.23)
2010 - R	7.08	0.09	(d)	0.20	0.29	(0.23)	—	(0.23)

2009 - A	8.74	0.19	(d)	(1.57)	(1.38)	(0.15)	(0.15)	(0.30)
2009 - Institutional	8.77	0.23	(d)	(1.58)	(1.35)	(0.17)	(0.15)	(0.32)
2009 - IR	8.75	0.22	(d)	(1.58)	(1.36)	(0.15)	(0.15)	(0.30)
2009 - R	8.72	0.13	(d)	(1.51)	(1.38)	(0.11)	(0.15)	(0.26)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.30		(1.27)	(0.97)	(0.23)	(0.06)	(0.29)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.31		(1.24)	(0.93)	(0.24)	(0.06)	(0.30)
2008 - IR (Commenced November 30, 2007)	10.25	0.31		(1.51)	(1.20)	(0.24)	(0.06)	(0.30)
2008 - R (Commenced November 30, 2007)	10.25	0.30		(1.53)	(1.23)	(0.24)	(0.06)	(0.30)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2020 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$7.14	4.21%	$9,999	0.55%		1.91%		1.95%		64%
7.19	4.66	4,270	0.15		1.51		2.82		64
7.18	4.53	100	0.30		1.66		1.22		64
7.14	3.98	210	0.80		2.16		1.16		64

7.06	(15.06)	7,658	0.55		3.00		3.04		45
7.10	(14.69)	7,744	0.15		2.60		3.73		45
7.09	(14.80)	8	0.30		2.75		3.58		45
7.08	(15.21)	55	0.80		3.25		1.98		45

8.74	(9.94)	3,049	0.55	(e)	3.47	(e)	2.06	(e)	33
8.77	(9.56)	9,040	0.15	(e)	3.07	(e)	2.48	(e)	33
8.75	(11.97)	9	0.30	(e)	3.22	(e)	2.68	(e)	33
8.72	(12.31)	9	0.80	(e)	3.72	(e)	2.17	(e)	33

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$6.65	$0.13	(d)	$0.08	$0.21	$(0.15)	$—	$(0.15)
2010 - Institutional	6.68	0.21	(d)	0.03	0.24	(0.17)	—	(0.17)
2010 - IR	6.67	0.07	(d)	0.16	0.23	(0.16)	—	(0.16)
2010 - R	6.66	0.10	(d)	0.11	0.21	(0.16)	—	(0.16)

2009 - A	8.53	0.14	(d)	(1.69)	(1.55)	(0.18)	(0.15)	(0.33)
2009 - Institutional	8.55	0.20	(d)	(1.73)	(1.53)	(0.19)	(0.15)	(0.34)
2009 - IR	8.53	0.20	(d)	(1.73)	(1.53)	(0.18)	(0.15)	(0.33)
2009 - R	8.50	0.02	(d)	(1.57)	(1.55)	(0.14)	(0.15)	(0.29)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.45)	(1.16)	(0.24)	(0.07)	(0.31)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.43)	(1.13)	(0.25)	(0.07)	(0.32)
2008 - IR (Commenced November 30, 2007)	10.22	0.30		(1.67)	(1.37)	(0.25)	(0.07)	(0.32)
2008 - R (Commenced November 30, 2007)	10.22	0.29		(1.69)	(1.40)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2030 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$6.71	3.14%	$15,923	0.55%		1.57%		1.92%		67%
6.75	3.57	2,941	0.15		1.17		2.99		67
6.74	3.44	53	0.30		1.32		0.98		67
6.71	3.02	827	0.80		1.82		1.42		67

6.65	(17.33)	12,749	0.55		2.66		2.48		39
6.68	(16.99)	7,700	0.15		2.26		3.48		39
6.67	(17.10)	7	0.30		2.41		3.37		39
6.66	(17.52)	533	0.80		2.91		0.25		39

8.53	(11.97)	3,747	0.55	(e)	3.42	(e)	1.91	(e)	39
8.55	(11.67)	8,838	0.15	(e)	3.02	(e)	2.33	(e)	39
8.53	(13.77)	9	0.30	(e)	3.17	(e)	2.65	(e)	39
8.50	(14.11)	9	0.80	(e)	3.67	(e)	2.14	(e)	39

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$6.48	$0.12	(d)	$0.06	$0.18	$(0.17)	$—	$(0.17)
2010 - Institutional	6.51	0.18	(d)	0.02	0.20	(0.19)	—	(0.19)
2010 - IR	6.49	0.14	(d)	0.06	0.20	(0.18)	—	(0.18)
2010 - R	6.49	0.08	(d)	0.08	0.16	(0.17)	—	(0.17)

2009 - A	8.45	0.12	(d)	(1.72)	(1.60)	(0.16)	(0.21)	(0.37)
2009 - Institutional	8.47	0.20	(d)	(1.77)	(1.57)	(0.18)	(0.21)	(0.39)
2009 - IR	8.45	0.19	(d)	(1.78)	(1.59)	(0.16)	(0.21)	(0.37)
2009 - R	8.42	0.04	(d)	(1.64)	(1.60)	(0.12)	(0.21)	(0.33)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.52)	(1.23)	(0.25)	(0.07)	(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.50)	(1.20)	(0.26)	(0.07)	(0.33)
2008 - IR (Commenced November 30, 2007)	10.21	0.30		(1.73)	(1.43)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.30		(1.77)	(1.47)	(0.25)	(0.07)	(0.32)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2040 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$6.49	2.66%	$7,769	0.55%		2.07%		1.78%		63%
6.52	2.94	3,605	0.15		1.67		2.68		63
6.51	2.97	8	0.30		1.82		1.99		63
6.48	2.38	402	0.80		2.32		1.19		63

6.48	(17.91)	6,435	0.55		3.41		2.24		36
6.51	(17.53)	7,314	0.15		3.01		3.45		36
6.49	(17.77)	7	0.30		3.16		3.31		36
6.49	(18.08)	198	0.80		3.66		0.73		36

8.45	(12.73)	1,751	0.55	(e)	3.64	(e)	1.83	(e)	32
8.47	(12.43)	8,760	0.15	(e)	3.24	(e)	2.26	(e)	32
8.45	(14.43)	9	0.30	(e)	3.39	(e)	2.59	(e)	32
8.42	(14.77)	9	0.80	(e)	3.89	(e)	2.08	(e)	32

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED AUGUST 31,

2010 - A	$6.42	$0.11	(d)	$0.03	$0.14	$(0.14)	$—	$(0.14)
2010 - Institutional	6.44	0.15	(d)	0.03	0.18	(0.16)	—	(0.16)
2010 - IR	6.43	0.13	(d)	0.04	0.17	(0.15)	—	(0.15)
2010 - R	6.43	0.01	(d)	0.10	0.11	(0.13)	—	(0.13)

2009 - A	8.40	0.10	(d)	(1.74)	(1.64)	(0.09)	(0.25)	(0.34)
2009 - Institutional	8.43	0.18	(d)	(1.82)	(1.64)	(0.10)	(0.25)	(0.35)
2009 - IR	8.41	0.17	(d)	(1.81)	(1.64)	(0.09)	(0.25)	(0.34)
2009 - R	8.38	0.14	(d)	(1.79)	(1.65)	(0.05)	(0.25)	(0.30)

FOR THE FISCAL PERIOD ENDED AUGUST 31,

2008 - A (Commenced September 5, 2007)	10.00	0.29		(1.57)	(1.28)	(0.25)	(0.07)	(0.32)
2008 - Institutional (Commenced September 5, 2007)	10.00	0.30		(1.54)	(1.24)	(0.26)	(0.07)	(0.33)
2008 - IR (Commenced November 30, 2007)	10.21	0.30		(1.77)	(1.47)	(0.26)	(0.07)	(0.33)
2008 - R (Commenced November 30, 2007)	10.21	0.29		(1.79)	(1.50)	(0.26)	(0.07)	(0.33)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(d)	Calculated based on the average shares outstanding methodology.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RETIREMENT STRATEGY 2050 PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$6.42	2.08%	$3,080	0.55%		2.56%		1.67%		53%
6.46	2.65	5,937	0.15		2.16		2.16		53
6.45	2.52	7	0.30		2.31		1.94		53
6.41	1.68	195	0.80		2.81		0.10		53

6.42	(18.64)	2,304	0.55		4.38		1.76		28
6.44	(18.51)	7,131	0.15		3.98		3.21		28
6.43	(18.62)	7	0.30		4.13		3.09		28
6.43	(18.93)	8	0.80		4.63		2.54		28

8.40	(13.18)	501	0.55	(e)	3.79	(e)	1.74	(e)	39
8.43	(12.77)	8,716	0.15	(e)	3.39	(e)	2.13	(e)	39
8.41	(14.77)	9	0.30	(e)	3.54	(e)	2.35	(e)	39
8.38	(15.11)	8	0.80	(e)	4.04	(e)	1.87	(e)	39

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Retirement Strategies Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Retirement Strategy 2010 Portfolio, Goldman Sachs Retirement Strategy 2015 Portfolio, Goldman Sachs Retirement Strategy 2020 Portfolio, Goldman Sachs Retirement Strategy 2030 Portfolio, Goldman Sachs Retirement Strategy 2040 Portfolio and Goldman Sachs Retirement Strategy 2050 Portfolio (collectively the “Retirement Strategies Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Retirement Strategies Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 21, 2010

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Portfolio Expenses — Six Month Period Ended August 31, 2010 (Unaudited)

As a shareholder of Class A, Institutional, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Institutional, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 through August 31, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Retirement Strategy Portfolio 2010				Retirement Strategy Portfolio 2015				Retirement Strategy Portfolio 2020				Retirement Strategy Portfolio 2030				Retirement Strategy Portfolio 2040				Retirement Strategy Portfolio 2050
																				Expenses
				Expenses				Expenses				Expenses				Expenses				Paid for the				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		6 months	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		ended	Account Value	Account Value		6 months ended
Share Class	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*	3/1/10	8/31/10		8/31/10*
Class A
Actual	$1,000.00	$1,000.00		$2.79	$1,000.00	$990.70		$2.78	$1,000.00	$984.80		$4.44	$1,000.00	$973.90		$2.76	$1,000.00	$970.10		$2.75	$1,000.00	$965.40		$2.75
Hypothetical 5% return	1,000.00	1,022.41	+	2.82	1,000.00	1,022.41	+	2.82	1,000.00	1,020.73	+	4.52	1,000.00	1,022.41	+	2.82	1,000.00	1,022.41	+	2.82	1,000.00	1,022.41	+	2.83

Institutional
Actual	1,000.00	1,002.50		0.78	1,000.00	992.00		0.77	1,000.00	986.30		0.48	1,000.00	976.80		0.77	1,000.00	971.70		0.76	1,000.00	968.50		0.76
Hypothetical 5% return	1,000.00	1,024.43	+	0.79	1,000.00	1,024.43	+	0.79	1,000.00	1,024.72	+	0.49	1,000.00	1,024.43	+	0.78	1,000.00	1,024.43	+	0.78	1,000.00	1,024.43	+	0.79

Class IR
Actual	1,000.00	1,001.30		1.61	1,000.00	992.00		1.45	1,000.00	986.30		1.53	1,000.00	976.80		1.52	1,000.00	971.60		1.51	1,000.00	967.00		1.56
Hypothetical 5% return	1,000.00	1,023.60	+	1.62	1,000.00	1,023.75	+	1.48	1,000.00	1,023.67	+	1.55	1,000.00	1,023.67	+	1.56	1,000.00	1,023.67	+	1.55	1,000.00	1,023.62	+	1.61

Class R
Actual	1,000.00	997.50		4.05	1,000.00	989.30		4.04	1,000.00	983.50		4.02	1,000.00	973.90		4.00	1,000.00	968.60		3.99	1,000.00	963.90		3.98
Hypothetical 5% return	1,000.00	1,021.15	+	4.10	1,000.00	1,021.14	+	4.11	1,000.00	1,021.15	+	4.10	1,000.00	1,021.15	+	4.10	1,000.00	1,021.15	+	4.10	1,000.00	1,021.15	+	4.10

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional	Class IR	Class R

Retirement Strategy 2010	0.55%	0.15%	0.30%	0.80%
Retirement Strategy 2015	0.55	0.15	0.30	0.80
Retirement Strategy 2020	0.55	0.15	0.30	0.80
Retirement Strategy 2030	0.55	0.15	0.30	0.80
Retirement Strategy 2040	0.55	0.15	0.30	0.80
Retirement Strategy 2050	0.55	0.15	0.30	0.80

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Retirement Strategy 2010, Goldman Sachs Retirement Strategy 2015, Goldman Sachs Retirement Strategy 2020, Goldman Sachs Retirement Strategy 2030, Goldman Sachs Retirement Strategy 2040 and Goldman Sachs Retirement Strategy 2050 Portfolios (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.
The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Portfolios and the underlying funds in which they invest (“Underlying Funds”) by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;

(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Portfolios and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Portfolios and Underlying Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Portfolios;
(d)	expense information for the Portfolios, including:

(i)	the relative management fee and expense levels of the Portfolios as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
  (ii)   each Portfolio’s expense trends over time;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolios;

(f)	the undertakings of the Investment Adviser to waive certain fees and reimburse certain expenses of the Portfolios and Underlying Funds that exceed specified levels;

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Portfolios and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Underlying Funds;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolios and/or the Underlying Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Portfolios and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(k)	commission rates paid by certain Underlying Funds, an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;
(l)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Portfolios and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Portfolios and Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolios’ and Underlying Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, Underlying Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Portfolios and the Investment Adviser. In this regard, they compared the investment performance of each Portfolio to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Portfolio’s investment performance relative to that of its peers was provided for the one-year period ended December 31, 2009. The Trustees also reviewed each Portfolio’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions. The Trustees considered whether each Portfolio had operated within its investment policies and had complied with its investment limitations. The Trustees also reviewed the performance of the Underlying Funds, insofar as it affected Portfolio performance.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Portfolios’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted the Portfolios’ recent improved performance following certain challenges in 2007 and 2008. They noted that in response to challenging performance in 2007 and 2008, the Investment Adviser took a number of steps intended to improve Portfolio performance (which included, among other things, the addition of certain new Underlying Funds for broader diversification of return sources), and were encouraged by the progress that had been made following the changes. The Trustees were encouraged by the one-year performance of some of the Portfolios, but noted that the Retirement Strategies 2030 Portfolio, Retirement Strategies 2040 Portfolio and Retirement Strategies 2050 Portfolio ranked in the bottom half of their respective peer groups for the one-year period ended December 31, 2009. However, they recognized that each Portfolio’s performance relative to its peer group in 2009 surpassed that achieved in 2008. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders.

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a two-year history comparing each Portfolio’s expenses to the peer and category averages. The analyses also compared each Portfolio’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Portfolios’ and Underlying Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels, and to waive portions of management fees paid by the Portfolios and certain Underlying Funds. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Portfolios, and therefore this type of fee comparison was not possible.
In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Portfolios. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Portfolio were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for certain Underlying Funds’ breakpoint structures. The Trustees noted that the Portfolios themselves do not have breakpoints, but that the benefits of the fee breakpoints on certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amount of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit “other expenses” of the Portfolios and Underlying Funds to certain amounts. They also considered the services provided to the Portfolios under the Management Agreement, the fees and expenses borne by the Underlying Funds, and the management fee waivers in place at the Portfolio level, and concluded that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned throughout the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the portfolio in which those Underlying Funds’ cash collateral is (or was) invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Portfolios’ and Underlying Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that those participating Underlying Funds also benefited from the securities lending program.

Other Benefits to the Portfolios and Their Shareholders
The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Portfolios’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2011.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of October 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS RETIREMENT STRATEGIES PORTFOLIOS

Goldman Sachs Trust — Retirement Strategies Portfolios — Tax Information (Unaudited)

For the year ended August 31, 2010, 14.49%, 17.32%, 20.39%, 25.23%, 26.96% and 28.58% of the dividends paid from net investment company taxable income by the Goldman Sachs Retirement Strategy 2010, Goldman Sachs Retirement Strategy 2015, Goldman Sachs Retirement Strategy 2020, Goldman Sachs Retirement Strategy 2030, Goldman Sachs Retirement Strategy 2040, and Goldman Sachs Retirement Strategy 2050 Portfolios, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Retirement Strategy 2010 Portfolio designates $1,318, as capital gain dividends paid during the year ended August 31, 2010.

For the year ended August 31, 2010, the Goldman Sachs Retirement Strategy 2010, Goldman Sachs Retirement Strategy 2015, Goldman Sachs Retirement Strategy 2020, Goldman Sachs Retirement Strategy 2030, Goldman Sachs Retirement Strategy 2040 and Goldman Sachs Retirement Strategy 2050 Portfolios designate 30.06%, 34.89%, 36.55%, 55.40%, 51.58% and 100%, respectively, of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $676.9 billion in assets under management as of June 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 3
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[4] ■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4] ■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fundsm.

[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso* James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
*Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A summary prospectus, if available, and/or a Prospectus for a Fund containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550) for the Goldman Sachs Funds. Please consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing. The summary prospectus, if available and the Prospectus contains this and other information about a Fund.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contains this and other information about the Portfolios.

Copyright ©2010 Goldman, Sachs & Co. All rights reserved. 42218.MF.TMPL RTMTSTAR10/1K / 10-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,616,425	$2,839,892	Financial Statement audits. $132,206 and $201,250, represent audit fees borne by the Funds’ adviser, in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$110,517	$140,500	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$894,197	$590,340	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 and $145,994 represent fees borne by the Funds’ adviser in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended August 31, 2010 and August 31, 2009 were approximately $1,004,714 and $730,840 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $5.8 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 29, 2010